                                                                   EXHIBIT 99.15

DEBTOR:  OCEAN DEVELOPMENT CO.                      CASE NUMBER:  01-10972 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
 -----------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  OCEAN DEVELOPMENT CO.                      CASE NUMBER:  01-10972 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS
                                    --------

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

  19-Mar-02                   Summary Of Bank, Investment & Petty Cash Accounts             Attachment 1
   5:00 PM                                  Ocean Development Co.
Summary                                    Case No: 01-10972 (EIK)                             UNAUDITED
Ocean Development Co.                    For Month Of February, 2002

                                         Balances
                              -----------------------------    Receipts &         Bank
                                 Opening          Closing      Disbursements      Statements      Account
Account                       As Of 2/01/02    As Of 2/28/02   Included           Included        Reconciled
-------                       -------------    -------------   -------------      ----------      ------------
Ocean Development Co.             0.00             0.00        No -               No -            No -
City National Bank                                             Account            Account         Account
Account # - 1604832                                            Closed             Closed          Closed

ODC Disbursements                 0.00             0.00        No -               No -            No -
LaSalle Bank                                                   Account            Account         Account
Account # - 5800156167                                         Closed             Closed          Closed

ODC Payroll                       0.00             0.00        No -               No -            No -
LaSalle Bank                                                   Account            Account         Account
Account # - 5800156175                                         Closed             Closed          Closed

Ocean Development Co.             0.00             0.00        No -               Not A Bank      No -
Petty Cash                                                     No Activity        Account         No Activity

  19-Mar-02                     Receipts & Disbursements           Attachment 2
   3:58 PM                       Ocean Development Co.
Summary                         Case No: 01-10972 (EIK)
Ocean Development Co.         For Month Of February, 2002
Attach 2

         No Receipts Or Disbursements Due To All Accounts Closed

                                                                    Attachment 3

  19-Mar-02             Concentration & Investment Account Statements
   3:59 PM                          Ocean Development Co.
Summary                            Case No: 01-10972 (EIK)
Ocean Development Co.            For Month Of February, 2002
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 15:08:10
INCOME STATEMENT - ATTACHMENT 4                         Page:   1
Current Period: FEB-02

currency USD
Company=61 (ODC)

                                                 PTD-Actual
                                                 28-Feb-02
                                                -----------
Revenue
Gross Revenue                                          0.00
Allowances                                             0.00
                                                -----------
Net Revenue                                            0.00

Operating Expenses
Air                                                    0.00
Hotel                                                  0.00
Commissions                                            0.00
Onboard Expenses                                       0.00
Passenger Expenses                                     0.00
Vessel Expenses                                        0.00
Layup/Drydock Expense                                  0.00
Vessel Insurance                                       0.00
                                                -----------
Total Operating Expenses                               0.00

                                                -----------
Gross Profit                                           0.00

SG&A Expenses
General and Admin Expenses                         1,491.39
Sales & Marketing                                      0.00
Pre-Opening Costs                                      0.00
                                                -----------
Total SG&A Expenses                                1,491.39

                                                -----------
EBITDA                                            (1,491.39)

Depreciation                                           0.00
                                                -----------
Operating Income                                  (1,491.39)

Other Expense/(Income)
Interest Income                                        0.00
Equity in Earnings for Sub                             0.00
Reorganization expenses                                0.00
                                                -----------
Total Other Expense/(Income)                           0.00

                                                -----------
Net Pretax Income/(Loss)                          (1,491.39)

Income Tax Expense                                     0.00

                                                -----------
Net Income/(Loss)                                 (1,491.39)
                                                ===========

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 12:51:21
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: FEB-2

currency USD
Company=61 (ODC)

                                         YTD-Actual            YTD-Actual
                                         28-Feb-02             22-Oct-01
                                        -----------           -----------
ASSETS

Cash and Equivalent                            0.00            118,106.14

Restricted Cash                                0.00                  0.00

Accounts Receivable                            0.00            151,000.00

Inventories                                    0.00                  0.00

Prepaid Expenses                               0.00              2,428.25

Other Current Assets                           0.00             12,086.31

                                        -----------           -----------
Total Current Assets                           0.00            283,620.70

Fixed Assets                                   0.00            475,030.49

Accumulated Depreciation                       0.00           (200,064.63)

                                        -----------           -----------
Net Fixed Assets                               0.00            274,965.86

Net Goodwill                                   0.00                  0.00

Intercompany Due To/From                (587,284.89)          (661,080.60)

Net Deferred Financing Fees                    0.00                  0.00

Net Investment in Subsidiaries                 0.00                  0.00

                                        -----------           -----------
Total Other Assets                      (587,284.89)          (661,080.60)

                                        -----------           -----------
Total Assets                            (587,284.89)          (102,494.04)
                                        -----------           -----------

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 12:51:21
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: FEB-2

currency USD
Company=61 (ODC)

                                         YTD-Actual            YTD-Actual
                                         28-Feb-02             22-Oct-01
                                        -----------           -----------
LIABILITIES

Accounts Payable                               0.00              8,352.05

Accrued Liabilities                            0.00              4,455.57

Deposits                                       0.00                  0.00

                                        -----------           -----------
Total Current Liabilities                      0.00             12,807.62

Long Term Debt                                 0.00                  0.00

Other Long Term Liabilities                    0.00                  0.00

                                        -----------           -----------
Total Liabilities                              0.00             12,807.62

OTHER

Liabilities Subject to Compromise         12,807.62                  0.00

                                        -----------           -----------
Total Other                               12,807.62                  0.00

OWNER'S EQUITY

Common Stock                                   1.00                  1.00

Add'l Paid In Capital                         99.00                 99.00

Current Net Income (Loss)                 (1,491.39)           (34,923.61)

Retained Earnings                       (598,701.12)           (80,478.05)

                                        -----------           -----------
Total Owner's Equity                    (600,092.51)          (115,301.66)

                                        -----------           -----------
Total Liabilities & Equity              (587,284.89)          (102,494.04)
                                        -----------           -----------

Ocean Development Co.                    ATTACHMENT 6                   01-10972
                           Summary List of Due To/Due From Accounts
                             For the Month Ended January 31, 2002

                                                              BEGINNING                                                 ENDING
AFFILIATE NAME                               CASE NUMBER       BALANCE             DEBITS         CREDITS              BALANCE
American Classic Voyages Co.                   01-10954    (206,379,952.56)             --              --         (206,379,952.56)
AMCV Cruise Operations, Inc.                   01-10967      (1,564,806.08)      16,705.37        1,501.76           (1,549,602.47)
The Delta Queen Steamboat Co.                  01-10970      (2,214,633.49)             --              --           (2,214,633.49)
Great Pacific NW Cruise Line, L.L.C            01-10977      24,185,738.20              --              --           24,185,738.20
Cruise America Travel, Incorporated            01-10966         (15,996.19)             --              --              (15,996.19)
Cape Cod Light, L.L.C                          01-10962      13,075,170.55              --       16,695.00           13,058,475.55
Cape May Light, L.L.C                          01-10961      14,604,239.22              --              --           14,604,239.22
Project America, Inc.                          N/A             (121,769.93)             --              --             (121,769.93)
Oceanic Ship Co.                               N/A           16,588,600.15              --              --           16,588,600.15
Project America Ship I, Inc.                   N/A           88,694,801.97              --              --           88,694,801.97
Project America Ship II, Inc.                  N/A           53,705,913.72              --              --           53,705,913.72
Great Hawaiian Properties Corporation          01-10971        (780,707.24)             --              --             (780,707.24)
CAT II, Inc.                                   01-10968        (362,391.82)             --              --             (362,391.82)
                                                            ----------------------------------------------------------------------
                                                               (585,793.50)      16,705.37       18,196.76             (587,284.89)
                                                            ======================================================================

                              Ocean Development Co.
                                 01-10972 (EIK)

                            Accounts Receivable Aging
                             As of February 28, 2002

                                  Attachment 7

                                 Not Applicable

                              Ocean Development Co.
                                 01-10972 (EIK)

                             Accounts Payable Detail
                             As of February 28, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR:  OCEAN DEVELOPMENT CO.                      CASE NUMBER:  01-10972 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.